NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — July 5, 2005

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (12)

Jackups (2)

# Noble Eddie Paul	MLT Class 84-E.R.C. (T)	1976/1995	390’-IC	High Island A-323	Apache	9/2005	*	Contract commenced 6/15/2005. Anticipate +/- 15 days of downtime in 4Q 2005.

# Noble Tom Jobe	MLT Class 82-SD-C (T) (Z)	1982	250’-IC	South Timbalier 134	ChevronTexaco	12/2005	65-66	Contract commenced 6/15/2005.

Semisubmersibles (7)

Noble Paul Romano	Noble EVA 4000TM (T)	1981/1998	6,000’	Green Canyon 518	Anadarko	12/2005	169-171	Contract commenced on 5/07/2005.

# Noble Jim Thompson	Noble EVA 4000TM (T)	1984/1999	6,000’	Mississippi Canyon 935	Shell	12/2005	174-176	Contract commenced 6/02/2005. Rig experienced 3 days of downtime in 2Q 2005.

# Noble Amos Runner	Noble EVA 4000TM (T)	1982/1999	6,600’	Green Canyon 320	Kerr-McGee	7/2005	128-129	Contract commenced on 2/01/2005 through +/- 7/15/2005. Then 6 months at $152-153. Contract with Kerr-McGee for 2006 @ $196-198.

# Noble Max Smith	Noble EVA 4000TM (T)	1980/1999	6,000’	Green Canyon 238	BHP	11/2005	154-155	Contract commenced 5/30/2005. Next to Amerada Hess @ $154-155.

# Noble Lorris Bouzigard	IPF Pentagone (T)	1975/2003	4,000’ **	Green Canyon 178	W&T Offshore	7/2005	79-81	Contract commenced on 6/16/2005 for +/- 35 days. Then to Petrobras for 1 well @ $74-76, and 1 well for Mariner @ $74-76. Mariner has 3 additional wells @ $104-106, $134-136 and one well @ mutually agreed rates. Rig was down 7 days for inspection in 2Q 2005.

# Noble Therald Martin	IPF Pentagone (T)	1977/2003	4,000’	Green Canyon 236	ChevronTexaco	7/2005	72-73	Contract commenced on 4/21/2005. Then to Kerr-McGee for two wells @ $104-106, plus two option wells @ $119-121. Received four-year term commitment from Petrobras @ $113-115 plus a 15% performance bonus. The Petrobras contract will commence following completion of the unit’s work for Kerr-McGee. Cost of mobilization paid for by Petrobras, with the unit on a moving rate of $108-109 during mobilization (limited to 60 days). Petrobras has the right of early termination in year three and four upon payment by Petrobras of a lump sum cancellation penalty amount depending on the date of termination.

Noble Clyde Boudreaux	F&G 9500 Enhanced Pacesetter	1987/1999	10,000’	MS — Signal shipyard	Shipyard			Two year contract for Shell to commence after upgrade in 3Q 2006 @ $209-211.

Submersibles (3)

# Noble Joe Alford	Pace 85	1982/1997	85’-C	East Cameron 79	Mariner Energy	8/2005	45-46	Contract commenced on 6/24/2005 for +/- 65 days. Next to Arena/ADTI for +/- 60 days @ $46-48.

# Noble Lester Pettus	Pace 85	1982/1997	85’-C	MS — Signal shipyard				Rig released 6/15/2005. In shipyard for +/- 75-90 days.

# Noble Fri Rodli	Transworld	1979/1998	70’-C	Vermilion 71	LLOG	8/2005	44-46	Contract commenced 6/05/2005.

(#)	Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

International (48)

Mexico Jackups (8)

Noble Lewis Dugger	Levingston Class 111-C (T)	1977/1997	300’-IC	Bay of Campeche	Pemex	5/2007	64-65	Contract commenced 5/21/2005.

# Noble Gene Rosser	Levingston Class 111-C (T)	1977/1996	300’-IC	Bay of Campeche	Pemex	7/2005	48-50	Received a tender for 730 days to commence 8/01/2005. Anticipate 7-10 days of downtime in 3Q 2005 for spud can inspection.

# Noble Sam Noble	Levingston Class 111-C (T)	1982	300’-IC	Bay of Campeche	Pemex	9/2005	49-51	Received contract from Pemex for 730 days @ $64-65 to commence +/- 9/15/2005.

# Noble John Sandifer	Levingston Class 111-C (T)	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2007	64-65	Contract commenced 6/16/2005.

# Noble Johnnie Hoffman	BakMar BMC 300 IC (T) (Z)	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2005	49-51	Rig experienced 8 days of downtime in 2Q 2005. Received contract from Pemex for 730 days @ $64-65 to commence +/- 7/15/2005.

# Noble Leonard Jones	MLT Class 53-E.R.C. (T)	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2007	70-71	Contract commenced 6/24/2005.

Noble Earl Frederickson	MLT Class 82-SD-C (T) (Z)	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40

# Noble Bill Jennings	MLT Class 84-E.R.C. (T)	1975/1997	390’-IC	Bay of Campeche	Pemex	7/2005	50-52	Received contract from Pemex for 669 days to commence on 7/17/2005 @ $74-76. Anticipate 10 days of downtime in 3Q 2005 for inspection.

Brazil Semisubmersible (1)

# Noble Paul Wolff	Noble EVA 4000TM (T)	1981/1998	8,900’-DP	Brazil	Petrobras	10/2007	154-156	Contract commenced 5/15/2005 @ $154-156, plus 20% performance bonus. Rig scheduled to be in shipyard for +/- 150 days commencing +/- October 2005 for periodic special survey. We will receive 28 days of dayrate while in the shipyard. Dayrate increases $5,000 per day effective 1/01/2006 through 12/31/2006. Received a commitment from Petrobras for a two-year contract extension through 12/31/2009, with a new dayrate of $209-211, plus a 15% performance bonus commencing upon upgrade of the unit to 10,000 foot water depth capability (estimated to be January 2007).

Brazil Drillships (3)

# Noble Leo Segerius	Gusto Engineering Pelican Class (T)	1981/2002	5,900’-DP	Brazil	Petrobras	6/2006	93-95	Received a commitment from Petrobras for a two-year term contract extension through 7/01/2008, commencing 1/01/2006 @ $124-126, plus a 10% performance bonus. Rig experienced 10 days of downtime in 2Q 2005.

# Noble Muravlenko	Gusto Engineering Pelican Class (T)	1982/1997	4,500’-DP	Brazil	Petrobras	2/2007	81-82	Received a commitment from Petrobras for a two-year contract extension commencing 2/01/2007 through 2/01/2009 @ $119-121, plus a 15% performance bonus. Rig experienced 2 days of downtime in 2Q 2005.

# Noble Roger Eason	Neddrill (T)	1977/2004	7,200’-DP	Brazil	Petrobras	4/2007	96-97	Contract commenced on 4/14/2005. Received a commitment from Petrobras for a two-year contract extension from 4/13/2007 through 4/13/2009 @ $136-138, plus a 15% performance bonus. Rig experienced 48 days of downtime in 2Q 2005.

(#)	Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

North Sea Jackups (8)

Noble Al White	CFEM T-2005 C (T)	1982/1997	360’-IC	Netherlands	Wintershall	7/2005	58-60	Rig anticipated to be down for +/- 30-45 days commencing +/- 7/15/2005 for upgrade to 7,500 PSI mud system. Then a +/- 200-day contract for Wintershall @ $89-91.

# Noble Byron Welliver	CFEM T-2005 C (T)	1982	300’-IC	Denmark	Maersk	9/2005	52-54	Rig anticipated to be down for +/- 5 days in 3Q 2005 for inspection. One year extension from 9/05/2005 @ $73-75.

# Noble Kolskaya	Gusto Engineering (T)	1985/1997	330’-IC	Netherlands	Wintershall	10/2005	62-64	Contract commenced 7/01/2005, plus 60-day option well @ $64-66. Rig down for 5 days in 2Q 2005 for top drive inspection. LOI from Wintershall for 2006 @ $103-104.

# Noble George Sauvageau	NAM (T)	1981	250’-IC	Netherlands	Gaz de Franz	12/2005	58-59	Rig down 5 days in 2Q 2005 for inspection. On +/- 10/01/2005 commence one 80-day well for Gaz de Franz @ $97-98. Then to Shell on +/- 1/01/2006 for one year @ $105-107, plus six — one year options at mutually agreed rates.

Noble Ronald Hoope	MSC/CJ46 (T)	1982	250’-IC	United Kingdom	Venture	12/2005	62-64

# Noble Piet van Ede	MSC/CJ46 (T)	1982	250’-IC	Netherlands	Gaz de Franz	11/2005	53-55	Anticipate +/- 5 days downtime in 3Q 2005 for inspection. One year extension from 11/2005 @ $97-98.

# Noble Lynda Bossler	MSC/CJ46 (T) (Z)	1982	250’-IC	Ireland	Burlington	9/2005	74-76	Contract commenced 5/30/2005 for +/- 120 days. LOI from Wintershall for a 115-day well @ $79-80 and an 80-day well @ $98-100 in direct continuation after Burlington.

# Noble Julie Robertson	Baker Marine Europe Class (T)	1981/2000	390’-IC***	United Kingdom	Caledonia EU	10/2005	64-66	Contract commenced on 6/11/2005, plus two option wells @ $66-68. Then to Venture for one well @ $65-67, plus options at mutually agreed rates.

North Sea

Semisubmersible (1)

Noble Ton van Langeveld	Offshore SCP III Mark 2 (T)	1979/2000	1,500’	United Kingdom	Kerr-McGee	4/2006	84-86	Contract commenced on 4/15/2005 for 6 months @ $84-86, then 6 month extension @ $114-116.

West Africa Jackups (6)

Noble Tommy Craighead	F&G L-780 MOD II-IC (T)	1982/1990	300’-IC	Nigeria	Addax	1/2006	47-49

Noble Percy Johns	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	Nigeria	ExxonMobil	3/2006	50-52

# Noble Roy Butler	F&G L-780 MOD II-IC (T)	1982/1996	300’-IC****	Nigeria	ChevronTexaco	5/2006	51-53	Rig experienced 5 days of downtime in 2Q 2005 for spud can inspection.

Noble Ed Noble	MLT Class 82-SD-C (T)	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2006	46-48

# Noble Lloyd Noble	MLT Class 82-SD-C (T)	1983/1990	250’-IC	Nigeria	ChevronTexaco	5/2006	49-51	Rig experienced 7 days of downtime in 2Q 2005 for spud can inspection.

# Noble Don Walker	BakMar BMC 150 IC (T)	1982/1992	150’-IC	Nigeria	MoniPulo	11/2005	60-62	Contract commenced 6/01/2005. LOI from Peak Well Management for 1-well in Benin, +/- 45 days @ 73-75.

West Africa Semisubmersible (1)

# Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter (T)	1985/2000	6,000’	Nigeria	ExxonMobil	6/2006	128-131	Rig experienced 2 days of downtime in 2Q 2005 for riser repair.

(#)	Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

Arabian Gulf Jackups (14)
# Noble Kenneth Delaney	F&G L-780 MOD II-IC (T)	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	5/2006	50-51	Rig scheduled to be in the shipyard for +/- 45 days in 4Q 2005.

Noble George McLeod	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	6/2006	50-51

# Noble Jimmy Puckett	F&G L-780 MOD II-IC (T)	1982/2002	300’-IC	Qatar	Ras Gas	5/2007	55-57	Contract commenced 6/01/2005.

Noble Crosco Panon	Levingston Class 111-C (T)	1976/2001	300’-IC	Qatar	Total	11/2005	50-52

# Noble Gus Androes	Levingston Class 111-C (T)	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK	12/2005	53-55	LOI from Total ABK for a 6 month extension from 12/31/2005 @ $67-69.

# Noble Chuck Syring	MLT Class 82-C (T)	1976/1996	250’-IC	Qatar	QatarGas III	3/2005	50-52	Received notice of exercise of first option well.

# Noble Charles Copeland	MLT Class 82-SD-C (T)	1979/2001	250’-IC	Qatar	Ras Gas	10/2005	56-58	Rig released from Maersk on 7/04/2005. Next to Ras Gas for an 85-105 day well @ $56-58. Then to shipyard for +/- 45 days. Then a +/- 190-day contract with Ras Gas @ $70-72. While in shipyard will receive a standby rate of $41-43.

Noble Roy Rhodes	MLT 116-C (T)	1979	300’-IC****	UAE (Dubai)	DPC	1/2006	51-53

Noble Dhabi II	Baker Marine-150 (T)	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/2006	39-40	Rig scheduled to be in the shipyard for +/- 45 days in 4Q 2005.

Noble Gene House	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Dolphin Energy	1/2007	59-60	Rig scheduled to be in shipyard for +/- 14 days in 4Q 2005.

# Noble Dick Favor	BakMar BMC 150 IC (T)	1982/2005	150’-IC	UAE (Abu Dhabi)	Bunduq	1/2006	51-52	Contract commenced on 5/25/2005.

Noble Cees van Diemen	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Ras Gas	2/2007	54-56

Noble David Tinsley	Modec 300-C (T)	1981/2004	300’-IC	Qatar	Ras Gas	7/2006	54-56

Noble Mark Burns	Levingston Class 111-S	1980	300’ -IS*****	UAE (Dubai)	Shipyard			Received LOI from Ras Gas for a 475-day contract commencing after upgrade/refurbishment, +/- 8/31/2005 @ $60-62. Upgrade to 300’ water depth, 65’ cantilever reach, installation of third pump and 160 person living quarters.

Mediterranean Jackup (1)

# Noble Carl Norberg	MLT Class 82-C (T)	1976/1996	250’-IC	Croatia	CROSCO	9/2005	29-30	Bareboat Charter to CROSCO. Rig experienced 5 days of downtime in 2Q 2005 for inspection. Six month extension of the Bareboat Charter from 9/16/2005 @ $48-50.

India Jackups (2)

Noble Ed Holt	Levingston Class 111-C (T)	1981/1994	300’-IC	India	ONGC	3/2006	48-49

# Noble Charlie Yester	MLT 116-C (T)	1979	300’-IC	India	ONGC	12/2006	50-51	Rig experienced 14 days downtime for inspections in 2Q 2005.

Far East Semisubmersibles (3)

# Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986	10,000’	Dalian, China	Shipyard			Received a commitment for a five-year contract from Petrobras @ $219-220, plus 15% bonus. Commencement of operations in Brazil is scheduled for 30 months after contract signing, estimated to be +/- 2Q 2008. Mobilization cost paid for by Petrobras, with the unit on a moving rate of $208-210 during mobilization (limited to 75 days). Total capital expenditures is estimated to be +/- $375 million.

Bingo 9000 — Rig 3	Trosvik Bingo 9000	1999	10,000’ ******	Dalian, China	Shipyard			Baredeck hull.

Bingo 9000 — Rig 4	Trosvik Bingo 9000	1999	10,000’ ******	Dalian, China	Shipyard			Baredeck hull.

(#) Denotes change from previous report.
(T) Denotes Top Drive.
(Z) Denotes Zero Discharge.
(*) Terms of contract confidential per agreement with operator.
(**) Rig to be upgraded to 4,000’ utilizing aluminum alloy riser.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

(***) Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.
(****) The rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300’ of water.
(*****) The rig is currently equipped to operate in 230’ of water. Fabricating leg extensions to enable the rig to operate in up to 300’ of water.
(******) Baredeck hull constructed as capable to operate in 10,000’ of water.